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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 28, 1999

                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
             (Exact name of registrant as specified in its charter)

NEW YORK                            1-12644                  13-3261323
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)

350 PARK AVENUE, NEW YORK, NY                                10022
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(Address of principal executive offices)                     (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 826-0100


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         Item 7.      FINANCIAL  STATEMENTS AND EXHIBITS.

         This current report on Form 8-K is being filed to incorporate by reference the documents included as Exhibit 1 hereto into the following Registration Statements of Financial Security Assurance Holdings Ltd. (the "Company"):

               - Registration Statement No. 333-74165 on Form S-3, effective August 18, 1999 (the "August 1999 Form S-3"), as amended by Post-Effective Amendment No. 1 thereto filed with the Securities and Exchange Commission (the "Commission") on December 17, 1999, and

               - Registration Statement No. on Form S-3, filed with the Commission on December 17, 1999.

The documents included as Exhibits hereto, and incorporated by reference into such Registration Statements, relate to a sale by the Company of shares of its Common Stock.

         EXHIBIT NUMBER                         DESCRIPTION
         --------------                         -----------

              1. Purchase Agreement dated December 28, 1999 between Credit Suisse First Boston Corporation and the Company.


                                       2
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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    FINANCIAL SECURITY ASSURANCE
                                    HOLDINGS LTD.,

Date:    December 28, 1999          By:        /s/ BRUCE STERN
                                      ----------------------------------
                                       Bruce E. Stern, Managing Director










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                                  EXHIBIT INDEX
                                  -------------




         EXHIBIT NUMBER                              DESCRIPTION
         --------------                              -----------

              1. Purchase Agreement dated December 28, 1999 between Credit Suisse First Boston Corporation and the Company.